GammaRoad Market Navigation ETF
Schedule of Investments
May 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
iShares Core S&P 500 ETF(a)	2,823	$1,671,639
SPDR Bloomberg 1-3 Month T-Bill ETF(a)	36,828	3,378,601
		5,050,240

TOTAL EXCHANGE TRADED FUNDS (Cost $5,059,352)		5,050,240

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%	Shares	Value
First American Government Obligations Fund - Class X, 4.22%(b)	10,467	10,467

TOTAL SHORT-TERM INVESTMENTS (Cost $10,467)		10,467

TOTAL INVESTMENTS - 100.1% (Cost $5,069,819)		$5,060,707
Liabilities in Excess of Other Assets - (0.1)%		(2,745)
TOTAL NET ASSETS - 100.0%		$5,057,962

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.